SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  November 1, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other events of importance to security holders
          ----------------------------------------------

          On November 1, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------
                             Robert J. Larson
                             Senior Vice President and
                             Chief Accounting Officer

Date: November 1, 2004

                                                        Exhibit 99.1


                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600
                                                 Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE



Contacts:
Brigid Smith                        Michael Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com
--------------                      ----------------



                             Citizens Communications
                    Declares Regular Quarterly Cash Dividend

Stamford, Conn., Nov. 1, 2004 - Citizens Communications Company (NYSE: CZN) today announced that the Board of Directors voted to declare its regular quarterly cash dividend of $0.25 per share, payable on Dec. 31, 2004, to holders of record on Dec. 10, 2004.

More information on Citizens can be found at www.czn.net.

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